Exhibit 99.2
PPG Industries
PPG Industries, Inc.
One PPG Place
Pittsburgh, Pennsylvania 15272 USA
www.ppg.com
News
Media:
Mark Silvey
PPG Corporate Communications
412-434-3046
silvey@ppg.com

Investors:
Vince Morales
PPG Investor Relations
412-434-3740
vmorales@ppg.com

PPG reaches agreement to acquire Comex
Transaction adds architectural coatings presence in Mexico and Central America

PITTSBURGH, June 30, 2014 - PPG Industries (NYSE:PPG) today announced that it has reached a definitive agreement to acquire Consorcio Comex, S.A. de C.V. (“Comex”), an architectural and industrial coatings company with headquarters in Mexico City, Mexico. The transaction is valued at $2.3 billion and is subject to regulatory approvals and customary closing conditions. (Additional information is available at http://newsroom.ppg.com/.)

Comex manufactures coatings and related products in Mexico and sells them in Mexico and Central America through approximately 3,600 stores that are independently owned and operated by more than 700 concessionaires. Comex also sells its products through regional retailers, wholesalers and direct sales to customers. The company has approximately 3,900 employees, eight manufacturing facilities and six distribution centers, and had sales of approximately $1 billion in 2013. Comex is a privately-held company that was founded in 1952.

“Comex is a high quality, well-managed business with a long heritage of excellent customer service and leading, well-recognized regional brands,” said Charles E. Bunch, PPG chairman and CEO. “The acquisition is very complementary to PPG as it adds a leading architectural coatings business in Mexico and Central America, a region where we have negligible architectural coatings presence. We are excited to participate in the growing Mexican economy and look forward to working with the Comex team as we integrate the business into PPG,” Bunch concluded.

Marcos Achar Levy, CEO of Comex, commented, "In these times of globalization and highly competitive markets, strategic alliances allow the development of companies and its individuals.  We are excited to proudly join the PPG team, a company with over 130 years of experience that admires and respects Comex’s achievements over more than 60 years. Being part of PPG gives us new opportunities and synergies that will allow us to continue to significantly grow in our markets."

Bunch said that PPG plans to fund the acquisition primarily using currently held cash and short-term investments, but he indicated that the company may fund a portion of the purchase price through the addition of debt. Bunch added that excluding non-recurring acquisition-related costs the deal will be immediately accretive to earnings, and that the Company anticipates acquisition-related synergies of 3 to 4 percent of acquired sales will be achieved over a two-year period.

“This acquisition is consistent with our stated strategy to expand our global coatings business portfolio,” Bunch said. “Following this transaction, we will continue to have a strong cash balance, expanded free cash flow and a high degree of financial flexibility, and we expect additional, disciplined cash deployment focused on value creation for our shareholders,” Bunch concluded.

PPG reported $3.0 billion of cash and short-term investments on hand as of March 31, 2014. On April 17, 2014, PPG’s Board of Directors approved a $2.0 billion share repurchase authorization and increased the quarterly dividend payable June 12, 2014, by 10 percent versus the previous quarterly dividend.

Conference Call and Webcast Details

PPG will provide a presentation at 10:00 a.m. ET regarding the acquisition on the investor center at the company’s website at www.ppg.com/corporate/investorcenter. The company will host a conference call today, June 30, at 11 a.m. ET. The conference call dial-in numbers are: in the United States, 866-318-8618; international, 617-399-5137; passcode 20688086. The conference call also will be available in listen-only mode via Internet broadcast from the Investor Center of PPG’s website.

A telephone replay will be available today, June 30, beginning at approximately 1:00 p.m. ET, through Monday, July 7, at 11:59 p.m. ET. The dial-in numbers for the replay are: in the United States, 888-286-8010; international, 617-801-6888; passcode 36568515. A web replay also will be available on PPG’s Investor Center.

PPG: BRINGING INNOVATION TO THE SURFACE.(TM)

PPG Industries' vision is to continue to be the world’s leading coatings and specialty materials company. Through leadership in innovation, sustainability and color, PPG helps customers in industrial, transportation, consumer products, and construction markets and aftermarkets to enhance more surfaces in more ways than does any other company. Founded in 1883, PPG has global headquarters in Pittsburgh and operates in nearly 70 countries around the world. Reported net sales in 2013 were $15.1 billion. PPG shares are traded on the New York Stock Exchange (symbol: PPG). For more information, visit www.ppg.com and follow @PPGIndustries on Twitter.

Forward-Looking Statements

This news release contains certain statements about PPG Industries, Inc. that are “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. These matters involve risks and uncertainties as discussed in PPG’s periodic reports on Form 10-K and Form 10-Q and its current reports on Form 8-K filed from time to time with the Securities and Exchange Commission.

The forward-looking statements contained in this news release may include statements about the expected effects on PPG of the acquisition of Consorcio Comex, S.A. de C.V. (the “Transaction”), the anticipated timing and benefits of the Transaction, including expected synergies, the expected methods of financing the Transaction, PPG’s expected cash balance, free cash flow, financial flexibility, future cash deployment plans, and all other statements in this news release that are not historical facts. Without limitation, any statements preceded or followed by or that include the words “targets,” “plans,” “believes,” “expects,” “intends,” “will,” “likely,” “may,” “anticipates,” “estimates,” “projects,” “should,” “would,” “could,” “positioned,” “strategy,” “future,” or words, phrases or terms of similar substance or the negative thereof, are forward-looking statements.

These statements are based on the current expectations of the management of PPG and are subject to uncertainty and to changes in circumstances and involve risks and uncertainties that could cause actual results to differ materially from those expressed or implied in such forward-looking statements. In addition, these statements are based on a number of assumptions that are subject to change. Such risks, uncertainties and assumptions include: the satisfaction of the conditions to the Transaction and other risks related to the completion of the Transaction and actions related thereto; the parties’ ability to complete the Transaction on the anticipated terms and schedule, including the ability to obtain regulatory approvals; risks relating to any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies and the expansion and growth of PPG’s operations; PPG’s ability to integrate the acquired business successfully after the closing of the Transaction and to achieve anticipated synergies; and the risk that disruptions from the Transaction will harm PPG’s businesses. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements.

Forward-looking statements included herein are made as of the date hereof, and PPG undertakes no obligation to update publicly such statements to reflect subsequent events or circumstances.

Bringing innovation to the surface is a trademark of PPG Industries Ohio, Inc.